Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 25, 2018, by and among JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company (“Borrower”), JERNIGAN CAPITAL, INC., a Maryland corporation (“REIT”), each of the entities identified as a “Subsidiary Guarantor” on the signature pages of this Amendment (collectively the “Subsidiary Guarantors”; the REIT and the Subsidiary Guarantors are hereinafter referred to collectively as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), RAYMOND JAMES BANK, N.A., (“Raymond James”), TRUSTMARK NATIONAL BANK (“Trustmark”), FIRSTBANK (“FirstBank”), TRIUMPH BANK (“Triumph”), and RENASANT BANK (“Renasant”; KeyBank, Raymond James, Trustmark, FirstBank, Triumph and Renasant, collectively, the “Lenders”), and KeyBank as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Agent and the Lenders are parties to that certain Credit Agreement dated as of July 25, 2017, as amended by that certain First Amendment to Credit Agreement dated as of January 16, 2018 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, the REIT executed and delivered to Agent and the Lenders that certain Unconditional Guaranty of Payment and Performance dated as of July 25, 2017 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Guaranty”); and

WHEREAS, the Subsidiary Guarantors have become parties to the Guaranty by virtue of the execution and delivery to Agent of a Joinder Agreement dated May 24, 2018; and

WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and Agent and the undersigned Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

Definitions

.  Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

Modifications of the Credit Agreement

.  The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a) By deleting in its entirety §8.1 of the Credit Agreement, and inserting in lieu thereof the following:

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“§8.1Restrictions on Indebtedness.  The Borrower will not, and will not permit any Guarantor or their respective Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

(a)Indebtedness to the Lenders arising under any of the Loan Documents;

(b)Indebtedness to the Lender Hedge Providers in respect of any Hedge Obligations;

(c)current liabilities of the Borrower, the Guarantors or their respective Subsidiaries incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

(d)Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of §7.8;

(e)Indebtedness in respect of judgments only to the extent, for the period and for an amount not resulting in an Event of Default;

(f)endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

(g)subject to the provisions of §9, Non-Recourse Indebtedness;

(h)Indebtedness of Borrower, Storage Builders II, LLC, Franklin Owner, LLC and McGinnis Ferry Owner in the amount of up to $24,900,000.00, which Indebtedness shall be secured by the Real Estate located at 11920 West Colonial Drive, Ocoee, Florida, 340 Franklin Gateway Southeast, Marietta, Georgia, and 5110 McGinnis Ferry Road, Alpharetta, Georgia, which shall be on the terms set forth in that certain term sheet issued by FirstBank and previously delivered to the Agent; and

(i)Indebtedness of Borrower to Martni Mac Partners Sand Lake, LLC pursuant to that Lease Guaranty executed effective November 15, 2017 in the amount of up to $1,750,000.00 with respect to “Rent” plus any “Additional Rent” (as such terms are defined in such Lease Guaranty).

Notwithstanding the foregoing or anything else in this Agreement to the contrary, (i) none of the Indebtedness described in §8.1(g), (h) or (i) above shall have any of the Borrowing Base Assets or any interest therein or any direct or indirect ownership interest in the Borrower or any Subsidiary Guarantor as collateral, a borrowing base, asset pool or any similar form of credit support for such Indebtedness, (ii) none of the Subsidiary Guarantors shall create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness (including, without limitation, pursuant to any conditional or limited guaranty or indemnity agreement creating liability with respect to

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Non-Recourse Exclusions), other than Indebtedness described in §8.1(a), 8.1(b), 8.1(c), 8.1(d) 8.1(e) and 8.1(f), (iii) none of the Borrower, the Guarantors or any of their respective Subsidiaries shall create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Recourse Indebtedness (excluding the Obligations but specifically including Senior Participations) without the prior written approval of the Agent and the Required Lenders, which approval may be granted or withheld in their sole and absolute discretion (the Agent and the Required Lenders hereby approve the Senior Participations listed on Schedule 8.1 hereto and the Indebtedness described in §8.1(h) and (i)), and (iv) none of the Borrower, the Guarantors or any of their Subsidiaries shall create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness secured by Equity Interests or rights to Distributions (so-called “mezzanine financing”), structurally subordinated Indebtedness or second priority Liens.”

(b) By deleting in its entirety §8.2(v) of the Credit Agreement, and inserting in lieu thereof the following:

“(v)liens on (A) Real Estate (but excluding (1) the Collateral and (2) any direct or indirect interest of the Borrower, any Subsidiary Guarantor or any Subsidiary of the Borrower or any Subsidiary Guarantor) to secure Indebtedness of Subsidiaries of the Borrower that are not Subsidiary Guarantors or owners of interests in Subsidiary Guarantors permitted by §8.1(g), and (B) the Real Estate described in §8.1(h) to secure the Indebtedness permitted by §8.1(h);”

(c) By deleting in its entirety §8.15 of the Credit Agreement, and inserting in lieu thereof the following:

“§8.15Burdensome Agreements.  Borrower shall not, nor shall Borrower permit any Guarantor or any of their respective Subsidiaries to, directly or indirectly, enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability (a) of any Subsidiary to make dividend or distribution payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, or (b) of any Guarantor or any Subsidiary to guarantee the Indebtedness of the Borrower; provided, however, that (x) this §8.15(a) and (b) shall not prohibit any such restrictions incurred or provided in favor of any holder of Indebtedness that is permitted under §8.1(g) or (h) and is secured by a Lien on Real Estate (and/or the proceeds thereof) that is permitted under §8.2(v), solely to the extent any such restriction relates to such Real Estate (and/or the proceeds thereof), the entity owning such Real Estate or the direct Equity Interests in such entity.”

References to Credit Agreement

.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

Consent of Guarantors

.  By execution of this Amendment, each Guarantor hereby expressly consents to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements contemplated hereby, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in

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accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

Representations

.  Borrower and Guarantors represent and warrant to Agent and the Lenders as follows as of the date of this Amendment:

Authorization

.  The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any material agreement or other material instrument binding upon, any of such Persons or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, and (vi) do not require any material approval or consent of any Person other than those already obtained and as are in full force and effect.

Enforceability

.  This Amendment is the valid and legally binding obligation of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

Approval

.  The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained and other than any disclosure filings with the SEC as may be required with respect to this Amendment.

Reaffirmation

.  Borrower and the Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents except for representations or warranties that expressly relate to an earlier date.  Each of the representations and warranties made by or on behalf of Borrower, Guarantors or any of their respective Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true and correct in all material respects as of the date as of which they were made and are true and correct in all material respects as of the date hereof, with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions or other events permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

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No Default

.  By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents immediately after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing.

Waiver of Claims

.  Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

Ratification

.  Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty and the other Loan Documents.  Nothing in this Amendment or any other document executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).  This Amendment shall constitute a Loan Document.

Counterparts

.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

Miscellaneous

.  THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

Effective Date

.  This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:

(d) the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Required Lenders; and
(e) the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby.

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Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment under seal as of the day and year first above written.

BORROWER:

JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company

By: Jernigan Capital, Inc., a Maryland limited liability company, its managing member

By: /s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer, and Treasurer

(SEAL)

REIT:

JERNIGAN CAPITAL, INC., a Maryland corporation

By: /s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer, and Treasurer

(SEAL)

[Signatures Continue On Next Page]

[Signature Page to Second Amendment to Credit Agreement – KeyBank/Jernigan]

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Exhibit 10.1

SUBSIDIARY GUARANTORS:

JERNIGAN G-BRICKELL, LLC,

JERNIGAN G-COCONUT GROVE, LLC,

JERNIGAN G-DORAL, LLC,

JERNIGAN G-PEMBROKE PINES, LLC, and JERNIGAN G-WEST DORAL, LLC,

each a Delaware limited liability company

By: Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member and manager

By: Jernigan Capital, Inc., a Maryland corporation, its managing member
By: /s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer, and Treasurer

(SEAL)

[Signatures Continue On Next Page]

[Signature Page to Second Amendment to Credit Agreement – KeyBank/Jernigan]

Exhibit 10.1

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By: /s/ Sara Jo Smith
Name: Sara Jo Smith
Title: Vice President

RAYMOND JAMES BANK, N.A.

By:
Name:
Title:

TRUSTMARK NATIONAL BANK

By: /s/ Robert Whartenby
Name: Robert Whartenby
Title: First VP

FIRSTBANK

By: /s/ Bill Harter
Name: Bill Harter
Title: Senior Vice President

TRIUMPH BANK

By: /s/ Jeffrey L. Pedron
Name: Jeffrey L. Pedron
Title: Senior Vice President

RENASANT BANK

By: /s/ Michael Peeler
Name: Michael Peeler
Title: Senior Managing Director

[Signature Page to Second Amendment to Credit Agreement – KeyBank/Jernigan]